UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

BARFRESH FOOD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55131	27-1994406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Wilshire Boulevard Suite 1720, Los Angeles, CA 90010
(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 598-7113

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 15, 2019, Barfresh Food Group, Inc., a Delaware corporation (the “Company”) issued its first quarter 2019 update on business progress press release and conducted a conference call to discuss its first quarter 2019 update on business progress.

A telephonic playback is available through Wednesday, May 29, 2019. Listeners in North America can dial (844) 512-2921, and international listeners can dial (412) 317-6671. Passcode is 13690436.

Item 7.01. Regulation FD Disclosures.

The disclosures set forth in Item 2.02 are incorporated herein by reference.

Forward Looking Statements

Except for historical information herein, matters set forth in this press release are forward-looking within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about the Company’s commercial progress and future financial performance. These forward-looking statements are identified by the use of words such as “grow”, “expand”, “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast” and “project”, among others. All statements, other than statements of historical fact, included in the press release that address activities, events or developments that the Company believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors the Company believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company and may not materialize. Investors are cautioned that any such statements are not guarantees of future performance. The contents of this release should be considered in conjunction with the warnings, risk factors and cautionary statements contained in the Company’s recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Furthermore, the Company does not intend, and is not obligated, to update publicly any forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

99.1	Press Release of Barfresh Inc. dated May 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Barfresh Food Group Inc., a Delaware corporation (Registrant)

Date: May 16, 2019		/s/ Joseph Tesoriero
	By:	Joseph Tesoriero
	Its:	Chief Financial Officer